                                                                    EXHIBIT 23.5


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 29, 1998, with respect to the financial statements of ioNET, Inc. contained in the Current Report on Form 8-K of PSINet, Inc. filed on September 15, 1998 and to all references to our Firm included in this registration statement.


                                             /s/ ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma
December 3, 1998